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                                                                  EXHIBIT 10.197

                  FOURTH AMENDMENT TO FORBEARANCE AGREEMENT AND
               AMENDMENT NO. 9 TO SECOND AMENDED AND RESTATED AND
                    CONSOLIDATED LOAN AND SECURITY AGREEMENT

                  This Fourth Amendment to Forbearance Agreement and Amendment No. 9 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") is made and entered into this 17th day of December, 1999 (the "Effective Date"), by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

                  A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"); by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment"), by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998, as the same was amended by a Letter Agreement dated February 8, 1999 (the "Fifth Amendment"); a First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); a Second Amendment to Forebearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6, 1999 (the "Seventh Amendment"); a September 7, 1999 letter agreement regarding the Additional Advance Note (the "Additional Advance Letter"); a Third Amendment to Forebearance Agreement and Amendment No. 8 to Loan and Security Agreement dated November 9, 1999 (the "Eighth Amendment"); and, a side letter, dated December 3, 1999 between the Borrower and Lender (the "Receivable Loan Lot Cap Letter"). The Original Loan Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Additional Advance Letter, Eighth Amendment and the Receivable Loan Lot Cap Letter are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.

                  B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.



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                  Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

                  1. On the Effective Date, the provisions of Article 1 of the Loan Agreement is amended to add the following definition:

                  "Ninth Amendment": shall mean and collectively refer to the
            Ninth Amendment to Forbearance Agreement and Amendment No. 9 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on December 17, 1999 among Borrower, Lender and Guarantor.

                  2. The provisions of Section 2.2 of the Loan Agreement provides that the principal amount of any and all indebtedness of Borrower to Lender, under the Receivable Loan, which is secured by Receivables Collateral encumbering Lots shall not exceed $35,000,000.00. The Receivable Loan Lot Cap Letter increased the $35,000,000.00 to $36,000,000.00. As of the Effective Date,
Section 2.2 of the Loan Agreement is amended so that the references to "$36,000,000.00" shall now refer to "$40,000,000.00". The Borrower acknowledges that the foregoing amendment to Section 2.2 in no way modifies or increases the Maximum Loan Amount nor the maximum amount available under the Receivables Loan.

                  3. Under the First Amendment and the Eighth Amendment, the Lender has advanced to Borrower funds from the Mortgage Loan Facility that are evidenced by the Hartsel Springs Ranch Note and secured by the Hartsel Springs Deed of Trust. The Loan Agreement contemplates as Lots are sold, upon the payment to Lender of a Project Release Fee of $3,600 (the "Hartsel Release Fee"), the Lender will apply the Hartsel Release Fee to the Hartsel Spring Ranch Note and will release the Lot from the lien of the Hartsel Springs Deed of Trust. As of the Effective Date, it is anticipated that the Hartsel Springs Ranch Note will be fully repaid by the payment of the Hartsel Release Fee prior to the date that the Borrower has fully Performed and paid all of its other Obligations. To provide the Lender with additional security for the payment and Performance of the Obligations, the Borrower hereby agrees that notwithstanding the payment in full of all principal and interest due to the Lender under the Hartsel Springs Ranch Note, the Lender will retain its lien on all unsold Lots at the Hartsel Springs Ranch that are owned by the Borrower, including the Additional Lots (the Lots encumbered by the Hartsel Spring Deed of Trust at or contemporaneously with the final payment of all sums due under the Hartsel Spring Note are called the "Remaining Lots") until such time as the Borrower has fully Performed and paid all of its Obligations under the Additional Advance Note. As a Remaining Lot is sold, the Lender agrees to release the lot from the lien of the Hartsel Spring Deed of Trust upon the payment of the Hartsel Release Fee. Provided there is no Event of



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Default or Incipient Default, the payments received pursuant to the previous sentence will be applied to the Lender first against fees, costs and expenses due to Lender; then against the unpaid principal balance of the Additional Advance Note and all accrued interest thereon. However, upon the occurrence of an Event of Default or Incipient Default, the Hartsel Release Fee shall be applied against the Obligations in such order, as the Lender shall deem appropriate. The Borrower agrees to execute and deliver to the Lender such document, as the Lender may deem appropriate to evidence the agreement of the Borrower under this subparagraph.

                  4. The obligations of the Lender under this Amendment are conditioned upon the satisfaction of the following conditions:

                           (a) This Amendment has been fully signed by the Borrower and Guarantor.

                           (b) Lender has received, on or before December 17, 1999, the following, all in a form and content acceptable to Lender:

                                    (i) Current updates of the legal opinions
                  received by Lender in connection with the Loan Agreement; and

                                    (ii) An amendment to the Hartsel Springs
                  Deed of Trust addressing the matters described in Paragraph 3 of this Amendment executed by the Borrower (the "New Hartsel Amendment").

                           (c) The Borrower, at its sole cost and expense, delivering to the Lender and endorsement to the Lender's existing title policy for the Hartsel Springs Deed of Trust which (i) adds to the deed of trust insured thereby the New Hartsel Amendment, and (ii) "dates down" or endorses the date of the policy to the date of the recordation of the New Hartsel Amendment.

                           (d) The Borrower executing and delivering to the Lender such additional documents or instruments as required and approved by the Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement

                           (e) Borrower shall have reimbursed Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorney's, engineers' and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment.

                  5. Borrower and Guarantor each represents and warrants that:

                           (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;


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                           (b) There exists no Event of Default or Incipient
         Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default;

                           (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

                           (d) After giving effect to this Amendment, all representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof.

                  6. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

                  7. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

                  8. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect, and are hereby ratified and affirmed (including, but not limiting the generality of the foregoing, Section 14 of the Fifth Amendment is hereby specifically ratified and affirmed and all references therein to the term "Amendment" shall be deemed to refer to the Ninth Amendment).

                  9. Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties,

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covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

                  10. This Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and Performance of the Borrower's Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further forbearance under or modification of the Loan Agreement or any other Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

                  11. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

                  12. Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

                  13. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

                  14. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the

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agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's agreement to forbear or to modify the Loan Agreement. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Lender's execution of this Amendment. The Loan Agreement and this Amendment, together with the other Loan Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Ninth Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

                  15. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

                  16. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

                  17. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

                  18. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

                  19. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES


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HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL
LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]


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LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation

By:
   ---------------------------------------------
     Its:
         ---------------------------------------


BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation

By:   /s/ Jon A Joseph
     -------------------------------------------

     Its: Vice President
          --------------------------------------


Signed in the presence of:

------------------------------------------------


GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation

By: /s/ Jon  A. Joseph
   ---------------------------------------------
     Its: Vice President
          --------------------------------------

Signed in the presence of:


---------------------------------------------

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STATE OF NEVADA                     )
                                    ) ss.
County of                           )

                  The foregoing instrument was acknowledged before me this 17th day of December 1999 by Jon Joseph as Vice President of PREFERRED EQUITIES CORPORATION, a Nevada corporation, on behalf of the corporation.

                                      -----------------------------------------
                                                 Notary Public

My Commission Expires:

-------------------------

STATE OF NEVADA                     )
                                    ) ss.
County of                           )

                  The foregoing instrument was acknowledged before me this ____ day of December 1999, by ______________ as _______________ of MEGO FINANCIAL
CORP., a New York corporation, on behalf of the corporation.

                                      -----------------------------------------
                                                 Notary Public

My Commission Expires:

-------------------------

STATE OF ARIZONA               )
                               ) ss.
County of Maricopa             )

                  This instrument was acknowledged before me on December __, 1999, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION, a Delaware corporation.

                                      -----------------------------------------
                                      Notary

                                      My Commission Expires:


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